Securities Act File No. 33-20957

                               USLICO Series Fund

                          Supplement dated May 3, 2000
                       to the Prospectus dated May 1, 2000

Acquisition of ReliaStar Financial Corp. by ING Groep N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the parent company of ReliaStar Investment Research, Inc. ("RIRI"), Adviser to the Portfolios, and Pilgrim Investments, Inc., Sub-Adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Trustees of USLICO Series Fund and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

RIRI and Pilgrim Investments are expected to remain intact after the transaction. RIRI and Pilgrim Investments do not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Portfolios as a result of the acquisition.

The advisory contracts between USLICO Series Fund and RIRI and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, it is expected that the Board of USLICO Series Fund will consider approval of new advisory contracts between the Fund and RIRI and Pilgrim Investments, and that shareholder approval of these contracts will be sought at a meeting to be scheduled in the near future.


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